EXHIBIT 10.37

                                                        [EXECUTION COPY]



FOURTH AMENDMENT TO CREDIT AGREEMENT


This FOURTH AMENDMENT TO CREDIT AGREEMENT, dated as of February 27,
2002 (this "Amendment"), to the Existing Credit Agreement (as defined below) is made by CTC COMMUNICATIONS CORP., a Massachusetts corporation (the "Borrower"), CTC COMMUNICATIONS GROUP, INC., a Delaware corporation (the "Parent"), and certain of the Lenders (such capitalized term and other capitalized terms used in this preamble and the recitals below to have the meanings set forth in, or are defined by reference in, Article I below).

	W I T N E S S E T H:

WHEREAS, the Borrower, the Parent, the Lenders, Toronto Dominion
(Texas), Inc., as the Administrative Agent, Lehman Brothers, as the Syndication Agent, Credit Suisse First Boston, as the Documentation Agent, and TD Securities (USA) Inc., as the Arranger, are all parties to the Amended and Restated Credit Agreement, dated as of August 15, 2000, as amended by the First Amendment to Credit Agreement, dated as of September 30, 2000, the Second Amendment to Credit Agreement, dated as of November 14, 2000, and the Third Amendment to Credit Agreement, dated as of November 1, 2001 (the "Existing Credit Agreement", and as amended by this Amendment and as the same may be further amended, supplemented, amended and restated or otherwise modified from time to time, the "Credit Agreement");

WHEREAS, the Borrower desires to modify certain provisions of the Existing Credit Agreement and the Lenders are willing to so modify the Existing Credit Agreement on the terms and subject to the conditions set forth herein;

NOW, THEREFORE, in consideration of the premises and of the mutual agreements contained herein, the parties hereto hereby covenant and agree as follows:


	ARTICLE I

	DEFINITIONS

SECTION I.1. Certain Definitions. The following terms when used in this Amendment shall have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

"Amendment" is defined in the preamble.

"Borrower" is defined in the preamble.

"Cisco Lease Documents" means the Amended and Restated Master
Agreement to Lease Equipment, dated as of February 27, 2002, between Cisco Systems Capital Corporation, as lessor, and the Borrower, as lessee, together with all annexes, schedules, appendices and exhibits thereto, and all documents executed in connection therewith, including all documents relating to the Cisco Warrants.

"Cisco Warrants" is defined in Section 5.1.

"Credit Agreement" is defined in the first recital.

"Existing Credit Agreement" is defined in the first recital.

"Parent" is defined in the preamble.

"Fourth Amendment Effective Date" is defined in Article III.

SECTION I.2. Other Definitions. Terms for which meanings are provided in the Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used in this Amendment with such meanings.

	ARTICLE II

	AMENDMENTS TO CREDIT AGREEMENT

Effective on (and subject to the occurrence of) the Fourth Amendment Effective Date, the provisions of the Existing Credit Agreement referred to below are hereby amended in accordance with this Article II. Except as expressly so amended, the Existing Credit Agreement shall continue in full force and effect in accordance with its terms.

SECTION II.1. Modification of Article I. Article I of the Existing Credit Agreement is hereby amended as follows:

SECTION II.1.1. Section 1.1 of the Existing Credit Agreement is hereby amended by inserting the following definition in such Section in the appropriate alphabetical sequence:

"Amendment No. 4" means the Fourth Amendment to Credit
Agreement, dated as of February 27, 2002, to this Agreement.

SECTION II.1.2.  Section 1.1 of the Existing Credit Agreement is
hereby amended by amending the definition of "Applicable Margin" appearing therein by:

(a) deleting the grid appearing in clause (b) thereof and inserting the following grid in replacement therefor:



Total Leverage Ratio 			Applicable Margin For		Applicable Margin For
					Base Rate Loans		LIBO Rate Loans
Greater than or equal to 8.00:1		3.50%			4.50%

Greater than or equal to 6.00:1
but less than 8.00:1				3.00%			4.00%

Greater than or equal to 5.00:1
but less than 6.00:1				2.75%			3.75%

Greater than or equal to 4.00:1
but less than 5.00:1				2.50%			3.50%

Less than 4.00:1				2.25%			3.25%

(b) deleting the amounts "3.25%" and "4.25%" appearing in clause (c) thereof and inserting "3.75%" and "4.75%", respectively, in replacement therefor.

SECTION II.2.  Modification of Article VII.  Article VII of the
Existing Credit Agreement is hereby amended as follows:

SECTION II.2.1. Section 7.1.1 of the Existing Credit Agreement is hereby amended by

(a) inserting the parenthetical "(or, if earlier, the date required under any lease agreement between the Borrower, as lessee, and Cisco Systems Capital Corporation, as lessor)" immediately following the words "Fiscal Year" appearing in the second line of each of clauses (b) and (c) thereof; and

(b) renumbering clause (n) thereof as clause (o) and inserting a new clause (n) in its place as follows:
(n) until such time as the Total Leverage Ratio is less than 5.00:1 as set forth in the most recent Compliance Certificate delivered pursuant to clause (d) above, no later than the first and fifteenth day of each month, a bi-weekly report setting forth the delivery of new line additions, total number of power paths, new power path additions/conversions and revenues on and off-net, in each case with comparisons to the budget; and

SECTION II.2.2. Section 7.2.2 of the Existing Credit Agreement is hereby amended by:

(a) deleting the proviso to clause (e) thereof in its entirety and inserting the proviso "provided, that the aggregate amount of Indebtedness at any time outstanding pursuant to this clause shall not exceed $130,000,000" in replacement therefor; and

(b)  deleting clause (l) thereof in its entirety.

SECTION II.2.3. Clause (a) of Section 7.2.4 of the Existing Credit Agreement is hereby amended by deleting the date "March 31, 2002" appearing in the second line thereof and inserting the date "September 30, 2002" in replacement therefor.

SECTION II.2.4. Clause (a)(i) of Section 7.2.4 of the Existing Credit Agreement is hereby amended by deleting the reference to "60%" appearing therein and inserting "55%" in replacement therefor.


SECTION II.2.5.  Clause (a)(ii) of Section 7.2.4 of the Existing
Credit Agreement is hereby amended and restated to read in its entirety as follows:

(ii) Minimum ALEs Installed and Billed. Neither the Borrower nor the Parent will permit the aggregate number of ALEs installed and billed as of the last day of any Fiscal Quarter set forth below to be less than the amount set forth opposite such Fiscal Quarter:


Fiscal Quarter		ALEs

March 31, 2000		260,000

June 30, 2000		300,000

September 30, 2000	350,000

December 31, 2000		390,000

March 31, 2001		430,000

June 30, 2001		470,000

September 30, 2001	530,000

December 31, 2001		530,000

March 31, 2002		530,000

June 30, 2002		535,000

September 30, 2002	555,000

SECTION II.2.6.  Clause (a)(iii) of Section 7.2.4 of the Existing
Credit Agreement is hereby amended and restated to read in its entirety as follows:

(iii) Minimum Revenue. Neither the Borrower nor the Parent will permit the revenue received by the Consolidated Group as of the last day of any Fiscal Quarter set forth below to be less than the amount set forth opposite such Fiscal Quarter:


Fiscal Quarter		Revenue

March 31, 2000		$40,000,000

June 30, 2000		$47,500 ,000

September 30, 2000	$49,500,000

December 31, 2000		$53,100,000

March 31, 2001		$59,800,000

June 30, 2001		$67,700,000

September30, 2001		$76,900,000

December 31, 2001		$73,100,000

March 31, 2002		$74,000,000

June 30, 2002		$78,000,000

September 30, 2002	$84,000,000

SECTION II.2.7.  Clause (a)(iv) of Section 7.2.4 of the Existing
Credit Agreement is hereby amended and restated to read in its entirety as follows:

(iv)  Minimum Consolidated EBITDA.  Neither the Borrower nor the
Parent will permit the Consolidated EBITDA as of the last day of any Fiscal Quarter set forth below to be less than the amount set forth opposite such Fiscal Quarter:


Period			Consolidated EBITDA

March 31, 2000		($5,400,000)

June 30, 2000		($5,700,000)

September 30, 2000	$9,500,000)

December 31, 2000		($11,800,000)

March 31, 2001		($10,300,000)

June 30, 2001		($6,400,000)

September 30, 2001	($4,400,000)

December 31, 2001		($6,500,000)

March 31, 2002		($3,500,000)

June 30, 2002		$1,500,000

September 30, 2002	$8,000,000

SECTION II.2.8. Clause (b)(i) of Section 7.2.4 of the Existing Credit Agreement is hereby amended and restated to read in its entirety as follows:

(i)  Maximum Total Leverage Ratio.  Neither the Parent nor the
Borrower will permit the Total Leverage Ratio as of the last day of any Fiscal Quarter occurring during any period set forth below to be greater than the ratio set forth opposite such period:


Period							Total Leverage Ratio

07/01/01 through (and including) 06/30/02			n/a

07/01/02 through (and including) 09/30/02			10.50:1

10/01/02 through (and including) 12/31/02			6.50:1

01/01/03 through   (and including) 03/31/03		4.50:1

04/01/03 and thereafter						3.00:1

SECTION II.2.9.  Clause (b)(ii) of Section 7.2.4 of the Existing
Credit Agreement is hereby amended and restated to read in its entirety as follows:

(ii) Minimum Pro Forma Debt Service Coverage Ratio. Neither the Parent nor the Borrower will permit the Pro Forma Debt Service Coverage Ratio as of the last day of any Fiscal Quarter occurring during any period set forth below to be less than the ratio set forth opposite such period:

Period							Total Leverage Ratio

07/01/01 through (and including) 03/31/03			n/a

04/01/03 through (and including) 06/30/03			1.00:1

07/01/03 and thereafter						1.10:1

SECTION II.2.10.  Clause (b)(iii) of Section 7.2.4 of the Existing
Credit Agreement is hereby amended and restated to read in its entirety as follows:

(iii) Minimum Interest Coverage Ratio. Neither the Parent nor the Borrower will permit the Interest Coverage Ratio as of the last day of any Fiscal Quarter occurring during any period set forth below to be less than the ratio set forth opposite such period:



Period							Interest Coverage Ratio

07/01/01 through (and including) 06/30/02			n/a

07/01/02 through (and including) 09/30/02			1.00:1

10/01/02 through (and including) 12/31/02			1.50:1

01/01/03 through (and including) 03/31/03			2.00:1

04/01/03 and thereafter						3.00:1

SECTION II.2.11. Clause (b) of Section 7.2.7 of the Existing Credit Agreement is hereby amended by deleting the grid appearing therein and inserting the following grid in replacement therefor:



 Fiscal Year    		Capital Expenditure Amount

2000				$175,000,000

2001				$130,000,000

2002				$100,000,000

2003				$100,000,000

2004				$100,000,000

2005				$100,000,000

2006 and thereafter	$100,000,000


	ARTICLE III

	CONDITIONS TO EFFECTIVENESS

This Amendment and the amendments contained herein shall become effective on the date (the "Fourth Amendment Effective Date") when each of the conditions set forth in this Article III shall have been fulfilled to the satisfaction of the Administrative Agent.

SECTION III.1. Counterparts. The Administrative Agent shall have received counterparts hereof executed on behalf of the Borrower, the Parent and the Required Lenders.

SECTION III.2. Amendment Fee. The Administrative Agent shall have received, for the account of each Lender executing this Amendment, an amendment fee in an amount equal to 0.50% of such Lender's portion of the Total Exposure Amount.

SECTION III.3. Cisco Leases. The Administration Agent shall have received executed copies of the Cisco Lease Documents, each in form and substance satisfactory to the Administrative Agent.

SECTION III.4. Legal Details, etc. All documents executed or submitted pursuant hereto shall be satisfactory in form and substance to the Administrative Agent and its counsel. The Administrative Agent and its counsel shall have received all information and such counterpart originals or such certified or other copies or such materials as the Administrative Agent or its counsel may reasonably request, and all legal matters incident to the transactions contemplated by this Amendment shall be satisfactory to the Administrative Agent and its counsel.


	ARTICLE IV

	REPRESENTATIONS AND WARRANTIES

In order to induce the Lenders to enter into this Amendment, the Borrower and the Parent hereby represent and warrant as follows:

SECTION IV.1. Representations and Warranties. In order to induce the Lenders to execute and deliver this Amendment, the Borrower and the Parent represent and warrant to the Agents, the Lenders and the Issuer that, after giving effect to the terms of this Amendment, the following statements are true and correct: (a) the representations and warranties set forth in
Article VI of the Existing Credit Agreement and in the other Loan Documents are true and correct on the Fourth Amendment Effective Date as if made on the Fourth Amendment Effective Date (unless stated to relate solely to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date); and (b) no Default has occurred and has been continuing.

SECTION IV.2. Validity, etc. This Amendment constitutes the legal, valid and binding obligation of the Borrower and the Parent, enforceable in accordance with its terms, subject to the effect of any applicable bankruptcy, insolvency, moratorium or similar laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

SECTION IV.3. Restrictive Covenants. The covenants and obligations contained in the agreements relating to the other Indebtedness of the Borrower and its Subsidiaries, other than those set forth in the Cisco Lease Documents, are no more restrictive or more burdensome on the Borrower or such Subsidiaries than those contained in the Loan Documents.


	ARTICLE V

	COVENANTS

In order to induce the Lenders to enter into this Amendment, the Borrower and the Parent hereby agree as follows:

SECTION V.1. Warrants. The Borrower shall provide the Lenders, pro rata in accordance with their portion of the Total Exposure Amount, with warrants to acquire Capital Securities of the Borrower in an amount equal to 50% of the warrants provided to Cisco Systems Capital Corporation or any of its affiliates in connection with the Cisco Lease Documents (the "Cisco Warrants"), in each case on the dates any Cisco Warrants are provided and containing identical terms as the Cisco Warrants, including as to exercise price, term and the inclusion of registration rights and anti-dilution protection, such warrants to be otherwise in form and substance satisfactory to the Administrative Agent.


	ARTICLE VI

	MISCELLANEOUS

SECTION VI.1. Cross References. References in this Amendment to any article or section are, unless otherwise specified, to such article or section of this Amendment.

SECTION VI.2.  Loan Document Pursuant to Credit Agreement.  This
Amendment is a Loan Document executed pursuant to the Existing Credit Agreement and shall be construed, administered and applied in accordance with all of the terms and provisions of the Existing Credit Agreement.

SECTION VI.3. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

SECTION VI.4. Counterparts. This Amendment may be executed by the parties hereto in several counterparts, all of which shall be deemed to be an original and which shall constitute together but one and the same agreement.

SECTION VI.5. Expenses. The Borrower hereby agrees to pay to or reimburse the Administrative Agent, upon demand, all of its reasonable expenses in connection with the development, negotiation, preparation, execution and closing of this Amendment, including all reasonable fees and other charges of Mayer, Brown & Platt in connection therewith.

SECTION VI.6. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers hereunder duly authorized as of the date and year first above written.

CTC COMMUNICATIONS CORP.
By:_____________________________
    Title:

CTC COMMUNICATIONS GROUP, INC.

By:_____________________________
    Title:

TORONTO DOMINION (TEXAS), INC.,
  as Lender


By:_____________________________
    Title:

CREDIT SUISSE FIRST BOSTON,
  as Lender
By:_____________________________
    Title:
By:_____________________________
    Title:

LEHMAN COMMERCIAL PAPER INC.,
  as Lender
By:_____________________________
    Title:

SYNDICATED LOAN FUNDING TRUST,
  as Lender
By:_____________________________
    Title:
ING (U.S.) CAPITAL LLC,
  as Lender

By:_____________________________
    Title:

By:_____________________________
    Title:

CISCO SYSTEMS, INC.,
  as Lender

By:_____________________________
    Title:
RFC CAPITAL CORPORATION,
  as Lender

By:_____________________________
    Title:

IBM CREDIT CORPORATION,
  as Lender
By:_____________________________
    Title:

17039707